                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors whose signature appears below hereby constitutes and appoints Floyd G. Hoffman and Steve R. Forehand, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement of Russell Corporation (the "Company") on Form S-8 relating to the registration of up to 1,500,000 additional shares of the Company proposed to be issued pursuant to the Company's Executive Incentive Plan (formerly known as the 1993 Executive Long-Term Incentive Plan), including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 26th day of July, 2000.


         Signature                                            Title
/s/ JOHN F. WARD                                     Chairman of the Board, President, and
------------------------------------                 Chief Executive Officer
John F. Ward


/s/ ROBERT D. MARTIN                                 Senior Vice President and
------------------------------------                 Chief Financial Officer
Robert D. Martin


/s/ LARRY E. WORKMAN                                 Controller
------------------------------------
Larry E. Workman


/s/ HERSCHEL M. BLOOM                                Director
------------------------------------
Herschel M. Bloom


/s/ RONALD G. BRUNO                                  Director
------------------------------------
Ronald G. Bruno


/s/ TIMOTHY A. LEWIS                                 Director
------------------------------------
Timothy A. Lewis


/s/ C. V. NALLEY III                                 Director
------------------------------------
C. V. Nalley III


/s/ MARGARET M. PORTER                               Director
------------------------------------
Margaret M. Porter

/s/ MARY JANE ROBERTSON                              Director
----------------------------------------
Mary Jane Robertson

/s/ BENJAMIN RUSSELL                                 Director
----------------------------------------
Benjamin Russell

/s/ JOHN R. THOMAS                                   Director
----------------------------------------
John R. Thomas

/s/ JOHN A. WHITE                                    Director
----------------------------------------
John A. White